1
EXHIBIT 10.2

John Stankey 208

S. Akard St.
President and Chief Operating Officer Dallas, TX 75202
AT&T Inc.

March 20, 2020

Private & Confidential

Jason Kilar

Dear Jason:
This letter

confirms our

offer of

full-time employment

with WarnerMedia

LLC (“WarnerMedia”

or
“Company”) as the Company’s Chief Executive Officer reporting to me. The compensation and benefits
set forth herein are contingent upon your acceptance of the terms of this offer letter as indicated by your signature on the last page of this letter.

Your

employment would

be as

a full-time

employee and

you would

not perform

any duties

as an
employee, contractor, sub

-contractor, agent or

otherwise for any

other person, corporation,

partnership
or other entity

during the term

of your employment

with AT&T

other than certain

corporate, civic and
charitable boards and other activities that you have previously disclosed.

Place of Employment and Effective Date

You

would begin employment

effective May 1,

2020 in Los

Angeles, California. Your

actual first day
of employment is referred to in this letter as the “Effective Date.”

Compensation (Base Salary, Short Term

Award

and Long Term Award)

Base Salary. Your starting base salary

for full-time employment

would be at

the annual rate

of $2,500,000
(the "Base

Salary”). The

level of

your Base

Salary would

be subject

to review

as part

of our

normal
review process.

Annual Bonus. You

would be eligible for an annual cash target bonus award of $2,500,000. Your actual
bonus is payable at the

discretion of the AT&T

Inc. Board of Directors or

its delegate (collectively,

the
Board) and is

subject to adjustment

based on accomplishment of

business objectives and

other
performance factors, including

your individual performance.

For 2020, your

annual cash

target bonus
award will be

prorated based on

the actual number

of days from

the Effective Date

through December
31, 2020 divided by

366. The level of

your annual cash target

bonus award would be

subject to review
as part of our normal review process. Bonuses are paid between January 1 and March 15 of the calendar year immediately following the performance year.

Long Term Compensation. You

would receive a one-time long-term compensation award granted in the form of

Restricted Stock

Units (“RSUs”)

under the

AT&T

2018 Incentive

Plan (or

successor to

such
plan) as

amended by

this letter.

Your

award will

be a

grant of

RSUs valued

on the

grant date

at

2
$48,000,000 determined in the sole discretion of the Board.

One-fourth (1/4) of the RSU grant will

vest
on February 15 of each

year, starting in

2021, and will be

fully vested on February 15,

2024. RSUs are
granted subject to the terms and conditions of the 2018 Incentive Plan as they apply to similarly situated executive employees of WarnerMedia and amended

as provided in this

job offer letter, including that the
RSUs are

eligible for

dividend equivalents

from the

date of

grant, distribution

on the vesting

date,
distribution in the

form of

AT&T

Inc. common

stock, and the

Confidentiality, Non-compete and Non-
solicit Covenants of this

job offer letter apply

in lieu of the

Loyalty provisions in

the 2018 Incentive

Plan.
A copy of the prospectus for

the 2018 Incentive Plan is included with this letter.

Benefits

You

would be

eligible to

participate in

benefit plans

and programs

generally on

the same

terms and
conditions that the

Company makes them

available to its

similarly situated executive

employees from
time-to-time, to the extent

that your position, tenure,

salary, and other qualifications make you

eligible to
participate. These

include comprehensive

medical, supplemental

medical, dental,

vision, prescription
drug, mental

health, disability,

and life

insurance group

coverage as

well as

401(k) and

nonqualified
deferred compensation benefits. Your

participation would be under the standard terms and conditions of these plans as they

may be amended from

time-to-time. All rights of

all employees under

the plans are
governed in all

respects by the

plan documents establishing

the benefits provided

under each.

AT&T
reserves the right to amend or terminate its employee benefit plans, programs, and policies at any time.

Death or Disability.

In the

event your employment terminates as a result of

your death or disability, you
or your

estate (in

the event

of your

death) would

receive your

Base Salary

earned through

your
termination date and a pro

rata portion of your target Annual

Bonus through your termination date. Also,
all of your

unvested RSUs will

vest on the

date of your termination

of employment as

a result of

your
death or disability and will pay out promptly.

Severance Benefits. This

section is operative

in the

event the

Company terminates

your employment
without cause or

if you elect to

terminate your employment within

six (6) months

following the sale

of all
or substantially all

of the business and

assets of the Company

without the Company

causing the successor
to expressly assume the Company’s obligations under this job offer letter.

In that

event, you

will receive

your Base

Salary earned

through your

termination date

and a

pro rata
portion of your annual cash target bonus through your termination date, adjusted for performance.

In addition,

any unvested

RSUs that

are scheduled

to vest

during the

Severance Period

will vest.
Moreover, if your Severance Period extends beyond the next

February 15th following your termination,
vesting of your RSU grant will

be prorated for the portion of the

Severance Period following such date,
and in the event

your Severance Period

does not extend

beyond the next February

15th following your
termination, vesting of

your RSU grant

will be prorated

for the period

from the

most recent February
15th through the

end of the

Severance Period. These

vested RSUs become

payable upon your

termination
of employment, subject

to all other

terms and conditions

of such grants.

Any RSUs that

are not vested
pursuant to

the provisions

of this

paragraph shall

be completely

forfeited upon

your termination

of
employment.

Moreover, so

long as

you continue

to comply

with the

Confidentiality, Non-compete

and Non-solicit
covenants, you would also continue to be treated like an employee of the Company for twelve (12)
months after your termination

of employment if your

period of employment continued

for two or more

3
years or for

six (6) months after

your termination of

employment if your

period of employment

continued
for less than

two (2) years.

During such twelve

(12) or six

(6) month period,

as applicable (the

“Severance
Period”), so

long as

you continue

to comply

with the

Confidentiality, Non-compete

and Non-solicit
covenants, you shall

be entitled to receive,

whether or not

you become disabled or

die during such period:

a)

Base Salary (on the

Company’s normal payroll

payment dates as in

effect immediately
prior to your termination of employment) at an annual rate equal to your Base Salary in
effect immediately prior to your termination;

b)

an annual bonus (on the date such annual bonus

is paid to the Company’s employees) in
respect of each calendar year or portion thereof (in which case a pro rata portion of such
bonus will be payable) during such period equal to your annual cash target bonus award as of the date immediately preceding your termination; and

c)

continued participation

in the Company’s

health and welfare

benefit plans

(other than
disability), subject to their terms as they may be amended from time-to-time.

Finally, so

long as

you continue

to comply

with the

Confidentiality, Non-compete

and Non-solicit
covenants, you shall be entitled

to receive, beginning in

the month after your termination,

twelve equal
monthly payments that, taken together, total the cash amount described in (a) or (b) below:

a)

if your

period of employment

is two or

more years but

less than three

years, one times

(1x)
the sum

of your

annual Base

Salary and

your annual

cash target

bonus as

of the

date
immediately preceding your termination; or

b)

if your period of employment is three or more years, 1.99 times (1.99x) the sum of your annual Base

Salary and

your annual

cash target

bonus as

of the

date immediately

preceding
your termination.

If, at the time of your

termination of employment with the Company

you are a “specified employee” as
defined in Section 409A of the Code (and

any related regulations or other pronouncements thereunder), the Company will

defer for six

months the

commencement of the

payments described above

(without
any reduction in such payments

or benefits ultimately paid or

provided to you) until

the earliest date as
is permitted under Section 409A of the Code, if applicable.

If you voluntarily terminate your employment, you are not eligible for severance benefits.

Confidentiality, Non-compete and Non-solicit Covenants

Confidentiality Covenant

.

You

acknowledge that

your employment

by the

Company will,

throughout
your employment, bring

you into close

contact with many

confidential affairs of

the Company,

AT&T
and their

respective Affiliates

(collectively, the

“AT&T

Group”), including

information about

costs,
profits, markets, sales, products, key personnel, organizational plans, pricing policies,

operational
methods, technica

l

processes, trade

secrets, plans

for future

development, strategic

plans of

the most
valuable nature and other business

affairs and methods and other information not readily available to the public. You further acknowledge that the services to be

performed under this Agreement are

of a special,
unique, unusual, extraordinary and intellectual character.

4
You

agree to keep secret all confidential matters of

the AT&T

Group and shall not disclose such matters
to anyone outside of the AT&T

Group, or to anyone inside the

AT&T

Group who does not have a need
to know or use such

information, and shall not use such

information for personal benefit or the benefit of
a third party except

with the written consent

of the Chief Operating

Officer or Chief Executive Officer of
AT&T,

provided that

(i) you

shall have

no such

obligation to

the extent

such matters

are or

become
publicly known other than

as a result of

your breach of your

obligations hereunder and (ii)

you may, after
giving prior notice to the

AT&T

Group to the extent practicable under

the circumstances, disclose such
matters to the

extent required by

applicable laws or

governmental regulations or

judicial or regulatory
process. For the

avoidance of doubt,

such confidential matters

include any oral

or written information
relating to AT&T

Group or any of its officers, directors, employees, agents and joint venture partners.

In
addition, you

agree that

the terms

of this

Agreement shall

be deemed

confidential and

shall not

be
discussed or

disclosed by

you with

any person

other than

your spouse

(if applicable),

attorney, or
accountant, provided that such discussions or disclosures shall be conditioned upon the agreement of the
person to whom the

terms are disclosed

to maintain the confidentiality of

such terms, or as provided

in
clauses (i) or

(ii) above. This

confidentiality covenant

is not

intended to,

and shall

be interpreted

in a
manner that

does not,

limit or

restrict you from

exercising any

legally protected

whistleblower rights
under any applicable law and receiving compensation therefore if provided by applicable law or rule.

Moreover, you

acknowledge and

agree that

you shall

not at

any time

denigrate, ridicule,

criticize or
disparage the AT&T

Group or any

of its respective

current or former

officers, directors, employees

or
joint venture partners

to any third

party (whether through

non-public communication with

any person,
social media or in any public communication to the media).

Non-compete Covenant. You

further acknowledge that the

business of WarnerMedia

and its direct and
indirect subsidiaries (collectively,

the “Warner

Media Group”) is

global in scope,

that its products

and
services are marketed throughout

the world, that the

Warner Media

Group competes in nearly

all of its
business activities with other entities that are or could be located in nearly any part of the world and that
the nature of

your services, position

and expertise are such

that you are

capable of competing

with the
Warner Media Group from nearly any location in the world.

During your employment,

you agree that

you will not,

directly or indirectly,

without the prior

written
consent of the Chief Operating Officer or Chief

Executive Officer of AT&T:

(x) render any services to,
manage, operate, control

or act in

any capacity (whether

as a principal, partner, director, officer, member,
agent, employee, consultant, owner,

independent contractor or otherwise and

whether or not for
compensation) for,

any person

or entity

that is

a Competitive

Entity, or

(y) acquire,

on a

prospective
basis, any interest

of any type

in any Competitive

Entity, including without limitation as

an owner, holder
or beneficiary of any stock, stock options or other equity interest.

“Competitive Entity” means a

business (whether conducted through an

entity or by individuals including
employee in

self-employment) that

is engaged

in any

business that

competes, directly

or indirectly
through any

parent, subsidiary,

affiliate, joint

venture, partnership

or otherwise,

with (x)

any of

the
business activities carried on by the Warner

Media Group in any geographic location where the

Warner
Media Group conducts business (including without limitation a Competitive Activity as defined below),
(y) any business

activities being planned by

the Warner Media Group or in

the process of development at
the time of your termination

of employment (as evidenced by written

proposals, market research, RFPs
and similar

materials) or

(z) any

business activity

that the Warner

Media Group

has covenanted,

in
writing, not to compete with in connection with the disposition of such a business.

5

“Competitive Activity”

means business

activities within

the lines

of business

of the

Warner Media
Group, including without limitation, (a)

the operation of domestic and international

networks, premium
pay television services and direct-to-consumer video content providers

(including the production,
provision and/or

delivery of

programming to

cable system

operators, satellite

distribution services,
telephone companies,

Internet Protocol

Television systems,

mobile operators,

broadband and

other
distribution platforms and outlets or directly to consumers) and websites and digital applications associated with

such networks,

services and

providers; (b)

the sale,

licensing and/or

distribution of
content on DVD

and Blu

-ray discs, video

on demand,

electronic sell-through,

applications for mobile
devices, the Internet or other

digital services; and (c) the

production, distribution and licensing of

motion
pictures and other entertainment assets, television

programming, animation, interactive games (whether
distributed in

physical form

or digitally)

and other

video products

and the

operation of

websites and
digital applications associated with the foregoing.

Nothing in this job offer

letter is intended to (and shall

not be interpreted to) provide for

any restriction
on your ability to seek employment with a Competitive Entity after your termination of employment.

Non-solicit Covenant. For a period of

one year after your termination of

employment, without the prior
written consent of the

Chief Operating Officer

or Chief Executive Officer

of AT&T

Inc., you shall not
employ, and

shall not cause

any entity of

which you are

an affiliate to

employ, any

person who was

a
full-time employee of the Warner

Media Group at the date of such termination of employment or within six months prior

thereto, but such

prohibition shall not

apply to your

secretary or executive assistant or to
any other employee eligible to receive overtime pay.

General

Ownership of

Work Product

.

You

acknowledge that

during your

employment, you

may conceive

of,
discover, invent or create inventions, improvements, new contributions, literary property, material, ideas and discoveries,

whether patentable

or copyrightable

or not

(all of

the foregoing

being collectively referred
to herein as “Work Product”), and that

various business opportunities shall be

presented to you by

reason
of your employment by the Company. You

acknowledge that all of the foregoing shall be owned by and
belong exclusively to

the Company and

that you shall

have no personal

interest therein, provided

that
they are either related

in any manner to

the business (commercial or

experimental) of the Company,

or
are, in

the case

of Work

Product, conceived

or made

on the

Company’s time

or with

the use

of the
Company’s facilities or materials,

or, in the case

of business opportunities,

are presented to you

for the
possible interest or participation

of the Company. You

shall (i) promptly

disclose any such

Work Product
and business

opportunities to

the Company;

(ii) assign

to the

Company, upon

request and

without
additional compensation, the entire rights to such Work Product and business opportunities; (iii) sign all papers necessary to

carry out the

foregoing; and (iv)

give testimony in support

of your inventorship or
creation in any appropriate

case. You

agree that you

will not assert

any rights to

any Work

Product or
business opportunity as having been made or acquired by you prior to the date of this Agreement except for Work

Product or business

opportunities, if any,

disclosed to and acknowledged

by the Company in
writing prior to the date hereof.

6
Covenants to Others.

You

have indicated to

us that there

are no agreements

that would impact

your ability
to be employed by WarnerMedia

in this position, or in any way would prevent you from performing the functions of this position.

If you accept

this offer, we specifically instruct you

not to use any

trade secrets,
confidential information

or proprietary information

obtained from

third parties, including

any former
employer or any

other entity or

person. We

also instruct you

not to use

any unpublished documents

or
any other property belonging to any

former employer or any other

party to whom you have an obligation
of confidentiality.

To the

extent we discover

that any of

such materials have

been brought with

you or
are being used

by you in connection

with performing your job

duties, this will be

grounds for disciplinary
action.

Withholding Taxes.

Payments made to you

pursuant to this job

offer letter shall be

subject to withholding
and social security taxes and other ordinary and customary payroll deductions.

Compliance with IRC Section 409A. This job offer letter is

intended, and will be interpreted, to comply
with Section 409A of the Internal Revenue Code. Notwithstanding anything herein to the contrary,

(i) if
at the

time of

your termination

of employment

with the Company

you are

a “specified employee”

as
defined in Section 409A

of the Code (and

any related regulations or

other pronouncements thereunder)
and the

deferral of the

commencement of any

payments or

benefits otherwise payable

hereunder as

a
result of such termination

of employment is necessary

in order to prevent

any accelerated or additional
tax under Section 409A of the Code, then the Company will defer the commencement of the payment of
any such payments or benefits hereunder (without any reduction in such payments or benefits ultimately
paid or provided to you)

until the date that is six

months following your termination of employment

with
the Company (or

the earliest date

as is permitted

under Section 409A of the Code); and (ii) if any other
payments of money or

other benefits due to you hereunder could cause the

application of an accelerated
or additional tax

under Section 409A

of the Code,

such payments or

other benefits shall

be deferred if
deferral will make

such payment or

other benefits compliant

under Section

409A of the

Code, or otherwise
such payment or

other benefits shall

be restructured, to

the extent possible,

in a manner,

determined by the
Company, that

does not cause such

an accelerated or

additional tax. To

the extent any

reimbursements
or in- kind benefits due to you under this Agreement constitutes “deferred compensation” under Section
409A of

the Code,

any such

reimbursements or

in-kind benefits

shall be

paid to

you in

a manner
consistent with Treas.

Reg. Section 1.409A-3(i)(1)(iv). To

the extent necessary to

comply with Section
409A of the Code,

neither you nor any

of your creditors

or beneficiaries shall

have the right to

subject
any “deferred

compensation” under

Section 409A

of the

Code payable

under this

Agreement to

any
anticipation, alienation,

sale, transfer,

assignment, pledge,

encumbrance, attachment

or garnishment.
Each payment

made under

this Agreement

shall be

designated as

a “separate

payment” within

the
meaning of

Section 409A

of the

Code. References

in this

Agreement to

your termination

of active
employment or your

Effective Terminatio

n

Date shall

be deemed to

refer to the

date upon which

you
have a “separation

from service” with

the Company and

its Affiliates within the

meaning of Section

409A
of the

Code. The

Company shall

consult with

you in good

faith regarding the

implementation of the
provisions of

this Section

12.17; provided

that neither

the Company

nor any of

its employees

or
representatives shall have any liability

to you with respect thereto.

Management Arbitration Agreement.

By signing this

job offer letter,

you accept and agree

to the terms
of the

Management Arbitration

Agreement, which

is attached

hereto and

incorporated herein

for all
purposes as Attachment A.

7
Indemnification. You

would be

entitled throughout

your employment

(and after

your termination

of
employment, to the extent relating to service

during your employment) to the benefit of

the exculpation
and indemnification provisions

contained in the

Company’s bylaws

(not including any

amendments or
additions after

the Effective

Date that

limit or

narrow, but

including any

that add

to or

broaden, the
protection afforded to you by those provisions).

AT&T

Stock Trading

Policy. You

would be subject

to the AT&T

Stock Trading

Policy, as

it may be
amended from time-to-time (“Policy”), as applicable to executive level employees. The Policy currently prohibits acquiring

the stock

of AT&T’s

competitors while

employed with

the Company.

While the
current Policy would not

require you to liquidate

any of your existing

holdings, you agree to

consult with
AT&T’s

Senior Executive Vice President and General

Counsel prior to any sale of stock you hold in

an
AT&T

competitor.

Termination of Employment.

Notwithstanding any other provision of this offer letter,

your employment
would be employment

at will. Accordingly, either

party may terminate

your employment, with

or without
cause; provided, if

you elect to

terminate your employment,

you will first

give the

Chief Operating Officer
or the Chief

Executive Officer of

AT&T

Inc. at least

sixty (60) days advance

written notice, during which
time your

employment shall

continue unless

mutually agreed

otherwise. Upon

your termination

of
employment, no further compensation shall be paid to you except as described in this job offer letter and
pursuant to any employee

benefit plans or policies

as they apply to

you at the time

of your termination
of employment.

Any questions

you have

regarding your

specific compensation

and benefits

may be

directed to

John
Palmer, Senior Vice

President – Human Resources.

On behalf of WarnerMedia

LLC, we look forward to working with you.

/s/ John

Attachments Accepted
and Agreed:

/s/ Jason Kilar

March 20, 2020
Jason Kilar

Date

Attachment A

MANAGEMENT ARBITRATION

AGREEMENT
Please carefully review this Management Arbitration Agreement.

Summary
Under this

Agreement, you

and WarnerMedia

LLC, the

company that

employs you

(“the
Company”), agree

that any

dispute to

which this

Agreement applies

will be

decided by

final and
binding arbitration instead of court litigation. Arbitration is more informal than a lawsuit in court,

and
may be faster. Arbitration

uses a neutral arbitrator instead of a

judge or jury,

allows for more limited
discovery than

in court,

and is

subject to

very limited

review by

courts. Under

this Agreement,
Arbitrators can award the same damages and

relief that a court can award.

Any arbitration under this
Agreement will take

place on an

individual basis; class

arbitrations and class

actions are not permitted.
Except for a filing fee

if you initiate a claim,

the Company pays all the

fees and costs

of the Arbitrator.
Moreover, in arbitration you are entitled to recover attorneys’ fees from AT&T to the same extent

as
you would be in court.

How This Agreement Applies
This Agreement is governed

by the Federal Arbitration

Act, 9 U.S.C. §

1 and following, and
evidences a transaction involving commerce. This agreement applies to any claim that you may have
against any

of the

following: (1)

any AT&T

company, (2)

its present

or former

officers, directors,
employees or agents in their

capacity as such or otherwise,

(3) the Company's parent, subsidiary

and
affiliated entities, and all

successors and assigns

of any of

them; and this

agreement also applies to any
claim that the Company or any other AT&T

company may have against you. Unless stated otherwise
in this Agreement,

covered claims include

without limitation those

arising out

of or

related to

your
employment or termination

of employment with

the Company and

any other disputes

regarding the
employment relationship,

trade secrets,

unfair competition,

compensation, breaks

and rest

periods,
termination, defamation, retaliation, discrimination or harassment and claims arising under the
Uniform Trade Secrets

Act, Civil Rights Act of

1964, Americans With Disabilities

Act, Age
Discrimination in Employment

Act, Family Medical

Leave Act,

Fair Labor Standards

Act, Genetic
Information Non-Discrimination Act, and state statutes and local laws, if any, addressing the same or similar subject matters,

and all other

state and local

statutory and common

law claims. This

Agreement
survives after the employment

relationship terminates. Nothing contained in this Agreement shall be
construed to prevent or excuse you from utilizing the Company's or employee benefit plans’ existing
internal procedures for resolution of complaints.

Except as

it otherwise

provides, this

Agreement is

intended to

apply to

the resolution

of
disputes that otherwise would be resolved in a court. This Agreement requires all such disputes to be
resolved only by an arbitrator through

final and binding arbitration and not

by way of a court or jury
trial. Such disputes

include without limitation

disputes arising out

of or relating

to interpretation or
application of this Agreement, but not as to the enforceability,

revocability or validity of the
Agreement or any portion of the Agreement, which shall be determined only by a court of competent jurisdiction.

Attachment A

Limitations On How This Agreement Applies
This Agreement does not apply to claims for workers compensation, state disability insurance and unemployment insurance

benefits. In order

to ensure that

employee benefit plan

claims procedures
comply fully with Department of Labor regulations (for example, 29 C.F.R. § 2560.503-1(c)(4)), this
Agreement also does not apply

to claims arising under

the Employee Retirement Income Security

Act
(“ERISA”).

Regardless of any

other terms

of this

Agreement, you

may still

bring certain claims

before
administrative agencies or government offices or officials if applicable law permits access to such an agency, office, or official, notwithstanding the

existence of an

agreement to arbitrate. Examples

would
include, but not be

limited to, claims

or charges brought

before the Equal Employment

Opportunity
Commission (www.eeoc.gov

), the

U.S. Department

of Labor

(www.dol.gov), the

National Labor
Relations Board

www.nlrb.gov), or

the Office

of Federal

Contract Compliance

Programs
(www.dol.gov/esa/ofccp). Nothing

in this Agreement

shall be deemed

to preclude or

excuse a party
from bringing an administrative

claim before any agency

or employee benefit plan

in order to fulfill
the party's obligation to exhaust administrative remedies before making a claim in arbitration.

Disputes that may

not be subject

to a pre-dispute

arbitration agreement, such

as provided by
the Dodd-Frank

Wall Street

Reform and

Consumer Protection

Act (Public

Law 111

-203), also

are
excluded from the coverage of this Agreement.

To

the maximum extent permitted by law, you hereby waive any

right to bring on behalf
of persons

other than

yourself, or

to otherwise

participate with

other persons

in: any

class
action; collective action;

or representative action, including

but not limited

to any representative
action under

the California

Private Attorneys

General Act

(“PAGA”)

or other,

similar state
statute. You

retain the right,

however, to

bring claims in

arbitration, including PAGA

claims,
but only for yourself as

an individual. If a court

determines that you cannot waive your right to
bring a representative

action under PAGA,

any such claim

may only be

brought in court

and
not in arbitration.

Arbitration Rules, Selecting The Arbitrator,

And Location Of Hearing
The arbitration

will be

held under

the auspices

of a

third party

which will

manage the
arbitration process:

JAMS, Inc.

or any

successor. The

arbitration shall

be in

accordance with

its
Employment Arbitration Rules

& Procedures (and

no other JAMS

rules), which are

currently available
at http://www.jamsadr.com/rules

-employment-arbitration. The Company will supply you with a
printed copy of those

rules upon your request.

Unless you and the

Company mutually agree otherwise,
the Arbitrator shall

be either a retired

judge, or an attorney

who is experienced in

employment law and
licensed to practice

law in the

state in which

the arbitration is

convened (the

“Arbitrator”), selected
pursuant to JAMS rules or by mutual agreement of the parties.

The Arbitrator shall apply

the substantive law (and

the law of remedies,

if applicable) of

the
state in

which the

claim arose,

or federal

law, or

both, as

applicable to

the claim(s)

asserted. The
Arbitrator is

without jurisdiction

to apply

any different

substantive law

or law

of remedies.

The
Federal Rules

of Evidence

shall apply.

The arbitration

shall be

final and

binding upon

the parties,
except as provided in this Agreement.

Attachment A

Unless each party to the arbitration agrees in writing

otherwise, the location of the arbitration
proceeding shall be a

facility chosen by JAMS

within the county (or

parish) where you work

or last
worked for the Company. If you so choose, and if your residence is not in the same county (or parish)
where you work

or last worked

for the Company,

you may designate

that the proceeding

will occur
within the county (or parish) where you reside.

Notice Requirements And Starting An Arbitration
The Company must,

and you may, notify the

other party of

a claim to

be arbitrated by using

the
forms provided on the JAMS

website (http://www.jamsadr.com

). Alternatively,

you may commence
an arbitration

against the

Company, its

officers, directors,

employees, or

agents by

sending to

the
Company a written Notice

of Dispute (“Notice”). The

Notice to AT&T should be addressed to:

AT&T
Legal Department, 208 S. Akard St., Room 3305, Dallas, TX 75202 (“Notice

Address”). The Notice
must (a) identify all parties, (b) describe the nature

and basis of the claim or dispute; and (c) set forth
the specific relief

sought (“Demand”). Any party

giving written notice of

a claim to be arbitrated must
do so no

later than the

expiration of the

statute of limitations

(deadline for filing)

that the law

prescribes
for the claim.

The Arbitrator shall

resolve all disputes

regarding the timeliness

or propriety of

the demand for
arbitration. To the extent permitted by law,

a party may apply to a court of competent jurisdiction for
temporary or preliminary injunctive relief in connection

with an arbitrable controversy, but only upon
the ground that the award

to which that party may

be entitled would be rendered

ineffectual without
such provisional relief.

Paying For The Arbitration
The Company

will be

responsible for

paying any

filing fee

and the

fees and

costs of

the
Arbitrator; provided,

however, that

if you

are the

party initiating

the claim,

you will

contribute an
amount equal to the

filing fee to initiate

a claim in the

court of general jurisdiction

in the state in

which
you are (or

were last) employed

by the Company.

Each party shall

pay in the

first instance its

own
litigation costs and attorneys’ fees,

if any.

However, if any

party prevails on a

statutory claim which
affords the

prevailing party

attorneys’ fees

and litigation

costs, or

if there

is a

written agreement
providing for

attorneys’ fees

and/or litigation

costs, the

Arbitrator shall

rule upon

a motion

for
attorneys’ fees

and/or litigation

costs under

the same

standards a

court would

apply under

the law
applicable to the claim(s) at issue.

How Arbitration Proceedings Are Conducted
In arbitration, the parties

will have the right

to conduct limited civil

discovery, bring
dispositive motions, and present

witnesses and evidence as

needed to present their

cases and defenses,
and any disputes in this regard shall be resolved by the Arbitrator.

Each party shall have the right to take depositions of up to three fact witnesses and any expert witness designated

by another

party. Each

party also

shall have

the right

to make

one request

for
production of documents to any party. Requests for additional depositions or discovery may be made to the

Arbitrator selected

pursuant to

this Agreement.

The Arbitrator

may grant

such additional
discovery if the

Arbitrator finds the

party has demons

trated that it

needs the requested

discovery to
adequately arbitrate

the claim,

taking into

account the

parties’ mutual

desire to

have a

fast, cost-
effective dispute-resolution

mechanism. Each party

shall have the

right to subpoena

Attachment A

documents and witnesses from third

parties subject to any limitations

the Arbitrator shall impose for
good cause shown.

The Arbitrator shall

have jurisdiction to hear

and rule on

pre-hearing disputes and

is authorized
to hold

pre-hearing conferences

by telephone

or in

person, as

the Arbitrator

deems advisable.

The
Arbitrator shall

have the

authority to

entertain a

motion to

dismiss and/or

a motion

for summary
judgment by any party and shall apply the standards governing such motions under the Federal Rules of Civil Procedure.

Should any party refuse or

neglect to appear for,

or participate in, the arbitration

hearing, the
Arbitrator shall have the authority to decide the dispute based upon whatever evidence is presented.

Either party shall

have the right

to file a

post-hearing brief. The

time for filing

such a brief

shall
be set by the Arbitrator.

The Arbitration Award
The Arbitrator may

award any party

any remedy to

which that party

is entitled under

applicable
law, but such

remedies shall be

limited to those

that would be

available to a

party in his

or her individual
capacity in a court of law for the claims presented to and decided by the Arbitrator.

The Arbitrator will issue

a decision or

award in writing,

stating the essential

findings of fact
and conclusions of law. A court of competent jurisdiction shall have the authority to enter a judgment
upon the award made pursuant to the arbitration.

Non-Retaliation
It is against

Company policy for

any Employee to

be subject to

retaliation if he

or she exercises
his or her

right to

assert claims

under this Agreement.

If you believe

that you

have been retaliated
against by anyone at

the Company, you should immediately report

this to the AT&T Hotline at 1-888-
871-2622, or go to www.tnwgrc.com/att .

Sole and Entire Agreement
This is

the complete agreement

of the

parties on

the subject of

arbitration of

disputes. This
Agreement supersedes any

prior or contemporaneous

oral or written

understandings on the

subject. No
party is relying on

any representations, oral or

written, on the

subject of the effect,

enforceability or
meaning of this Agreement, except as specifically set forth in this Agreement.

Construction and Severability
If any provision

of this

Agreement is adjudicated

to be void

or otherwise unenforceable,

in
whole or in part, such

adjudication shall not affect the validity of the

remainder of the Agreement. All
provisions shall remain in full force and effect

based on the parties’ mutual intent to create a

binding
agreement to arbitrate their disputes.

Voluntary

Agreement
I ACKNOWLEDGE THAT

I HAVE

CAREFULLY

READ THIS AGREEMENT,

THAT

I
UNDERSTAND ITS

TERMS, THAT

ALL UNDERSTANDINGS

AND AGREEMENTS
BETWEEN THE COMPANY

AND ME RELATING

TO THE SUBJECTS COVERED IN THE

Attachment A

AGREEMENT ARE

CONTAINED IN

IT, AND

THAT

I HAVE

ENTERED INTO

THE
AGREEMENT VOLUNTARILY

AND NOT IN RELIANCE ON

ANY PROMISES OR
REPRESENTATIONS

BY THE

COMPANY

OTHER THAN

THOSE CONTAINED

IN THIS
AGREEMENT ITSELF.

I UNDERSTAND THAT BY SIGNING THIS

AGREEMENT I AM

GIVING UP MY

RIGHT
TO A JURY TRIAL.

I FURTHER

ACKNOWLEDGE THAT

I HAVE

BEEN GIVEN THE

OPPORTUNITY TO
DISCUSS THIS AGREEMENT WITH

MY PRIVATE

LEGAL COUNSEL AND HAVE AVAILED
MYSELF OF THAT

OPPORTUNITY TO THE EXTENT I WISH

TO DO SO.

Employee:

/s/ Jason Kilar

Jason Kilar

March 20, 2020

Date